For the fiscal year ended (a) 12/31/99
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       City of Chicago General Obligation
      Bonds

2.   Date of Purchase
       11/09/99

3.   Number of Securities Purchased
       100,000

4.   Dollar Amount of Purchase
       $2,166,900

5.   Price Per Unit
       $21.669

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting
Syndicate

       Morgan Stanley Dean Witter
      Siebert Brandford Shank & Co., LLC
      M.R. Beal & Company
      Banc of America Securities
      Bear, Stearns & Co., Inc.
      LaSalle Capital Markets
      Podest & Co.
      Banc One Capital Markets, Inc.
      Berean Capital, Inc.
      Loop Capital Markets, LLC
      Ramirez & Co., Inc.
      Dain Rauscher Incorporated
      Melvin Securities LLC
For the fiscal year ended (a) 12/31/99
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       City of Chicago General Obligation
      Bonds

2.   Date of Purchase
       11/09/99

3.   Number of Securities Purchased
       50,000

4.   Dollar Amount of Purchase
       $1,154,250

5.   Price Per Unit
       $23.085

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting
Syndicate

       Morgan Stanley Dean Witter
      Siebert Brandford Shank & Co., LLC
      M.R. Beal & Company
      Banc of America Securities
      Bear, Stearns & Co., Inc.
      LaSalle Capital Markets
      Podest & Co.
      Banc One Capital Markets, Inc.
      Berean Capital, Inc.
      Loop Capital Markets, LLC
      Ramirez & Co., Inc.
      Dain Rauscher Incorporated
      Melvin Securities LLC


For the fiscal year ended (a) 12/31/99
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Metropolitan Transportation Authority,
      NY

2.   Date of Purchase
       10/27/99